Exhibit 10.1.1

Amended and Restated
Collateral Agreement
among
U.S. BANCORP,
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent, Custodial Agent,
Securities Intermediary and Securities Registrar
and
USB CAPITAL IX,
acting through Wilmington Trust Company,
as Property Trustee
Dated as of [•], 2010

Table of Contents

Page
ARTICLE I
Definitions

Section 1.01 Definitions	2

ARTICLE II
Pledge

Section 2.01 Pledge	7
Section 2.02 Control	8
Section 2.03 Termination	8
Section 2.04 Release for Subject Normal ITS	8

ARTICLE III
Control

Section 3.01 Establishment of Collateral Account	8
Section 3.02 Treatment as Financial Assets	9
Section 3.03 Sole Control by Collateral Agent	9
Section 3.04 Securities Intermediary’s Location	9
Section 3.05 No Other Claims	9
Section 3.06 Investment and Release	10
Section 3.07 No Other Agreements	10
Section 3.08 Powers Coupled with an Interest	10
Section 3.09 Waiver of Lien; Waiver of Set-off	10

ARTICLE IV
Custody

Section 4.01 Appointment	10
Section 4.02 Custody	10
Section 4.03 Termination of Custody Account	11
Section 4.04 Waiver of Lien; Waiver of Set-off	11

ARTICLE V
Distributions on Collateral and Custody Notes

Section 5.01 Interest on Notes	11
Section 5.02 Payments Following Termination Event	11
Section 5.03 Payments Prior to or on Stock Purchase Date	12
Section 5.04 Payments to Property Trustee	12
Section 5.05 Assets Not Properly Released	13
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Page
ARTICLE VI
Initial Deposit; Exchange of Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS; Reinvestment of Proceeds of Pledged Treasury Securities

Section 6.01 Initial Deposit of Notes	13
Section 6.02 Exchange of Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS	13
Section 6.03 Exchange of Stripped ITS and Capital ITS for Normal ITS and Qualifying Treasury Securities	14
Section 6.04 Termination Event	15
Section 6.05 Reinvestment of Proceeds of Pledged Treasury Securities	16
Section 6.06 Application of Proceeds in Settlement of Stock Purchase Contracts	17

ARTICLE VII
Voting Rights –– Notes

Section 7.01 Voting Rights	17

ARTICLE VIII
Rights and Remedies

Section 8.01 Rights and Remedies of the Collateral Agent	18
Section 8.02 Remarketing; Contingent Exchange Elections by Holder of Normal ITS	18
Section 8.03 Contingent Disposition Election by Holder of Capital ITS	20

ARTICLE IX
Representations and Warranties; Covenants

Section 9.01 Representations and Warranties	21
Section 9.02 Covenants	21

ARTICLE X
The Collateral Agent, The Custodial Agent, The Securities Intermediary and The Securities Registrar

Section 10.01 Appointment, Powers and Immunities	21
Section 10.02 Instructions of the Company	23
Section 10.03 Reliance by Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar	23
Section 10.04 Certain Rights	24
Section 10.05 Merger, Conversion, Consolidation or Succession to Business	25
Section 10.06 Rights in Other Capacities	25
Section 10.07 Non-reliance on Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar	26
Section 10.08 Compensation and Indemnity	26
Section 10.09 Failure to Act	27
Section 10.10 Resignation of Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar	27
Section 10.11 Right to Appoint Agent or Advisor	29
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EXHIBITS
Exhibit A – Form of Normal ITS Certificate
Exhibit B – Form of Stripped ITS Certificate
Exhibit C – Form of Capital ITS Certificate
SCHEDULES
Schedule I – Reference Dealers
Schedule II – Contact Persons for Confirmation
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          Amended and Restated Collateral Agreement, dated as of [ • ], 2010, among U.S. Bancorp, a Delaware corporation (the “Company”), U.S. Bank National Association, a national banking association organized under the laws of the United States (“USBNA”), as collateral agent (in such capacity, the “Collateral Agent”), as Custodial Agent (in such capacity, the “Custodial Agent”), as securities intermediary (as defined in Section 8-102(a)(14) of the UCC) with respect to the Collateral Account (in such capacity, the “Securities Intermediary”), and as securities registrar with respect to the Trust Preferred Securities (in such capacity, the “Securities Registrar”), and USB Capital IX, a Delaware statutory trust (the “Trust”), acting through Wilmington Trust Company, not in its individual capacity but solely as Property Trustee on behalf of the Trust (in such capacity, the “Property Trustee”).
Recitals
          The Company, USBNA (in its capacities as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar), and the Trust (acting through the Property Trustee) are parties to that certain Collateral Agreement dated as of March 17, 2006 (the “Original Collateral Agreement”).
          The Company and the Trust (acting through the Property Trustee) are parties to the Amended and Restated Stock Purchase Contract Agreement, dated as of the date hereof (as it may be further amended, modified and supplemented and in effect from time to time, the “Stock Purchase Contract Agreement”), pursuant to which the Company has issued certain stock purchase contracts (each, a “Stock Purchase Contract”) to the Trust.
          Each Stock Purchase Contract requires the Company to issue and sell, and the Property Trustee (on behalf of the Trust) to purchase, on the Stock Purchase Date (as defined in the Stock Purchase Contract Agreement), for an amount (the “Purchase Price”) equal to such Stock Purchase Contract’s Stated Amount (as defined in the Stock Purchase Contract Agreement), the Pro Rata Interest (as defined in the Stock Purchase Contract Agreement) in one share of the Company’s Series A Non Cumulative Perpetual Preferred Stock, $100,000 liquidation preference per share (the “Preferred Stock”).
          Pursuant to the Trust Agreement (as hereinafter defined), the Stock Purchase Contract Agreement and the Stock Purchase Contracts, the Trust (acting through the Property Trustee), the Company and USBNA (in its capacities as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar) are entering into this Agreement in order to amend in certain respects, and to restate in its entirety as so amended, the Original Collateral Agreement (as so amended and restated, this “Agreement”), all things necessary to make this Agreement a valid agreement of the Company, in accordance with its terms, having been done, and all conditions precedent to the execution and delivery hereof having been satisfied.
          Now, therefore, this Amended and Restated Collateral Agreement witnesseth: For and in consideration of the agreements and obligations set forth herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Securities Registrar and the Trust mutually agree as follows:
Collateral Agreement

ARTICLE I
Definitions
     Section 1.01 Definitions.
          For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
     (a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders.
     (b) The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and references to any Article, Section or other subdivision are references to an Article, Section or other subdivision of this Agreement.
     (c) The following terms that are defined in the UCC shall have the meanings set forth therein: “certificated security,” “control,” “financial asset,” “financing statement,” “entitlement order,” “securities account,” “security entitlement” and “funds-transfer system”.
     (d) Capitalized terms used herein and not defined herein have the meanings assigned to them in the Trust Agreement.
     (e) The following terms have the meanings given to them in this Section 1.01(e):
          “Address for Notices” has the meaning specified in Section 12.03.
          “Agreement” means this Amended and Restated Collateral Agreement, as the same may be further amended, modified or supplemented from time to time.
          “Cash” means any coin or currency of the United States as at the time shall be legal tender for payment of public and private debts.
          “Collateral” means the collective reference to:
     (1) the Collateral Account and all investment property and other financial assets from time to time credited to the Collateral Account and all security entitlements with respect thereto, including, without limitation, (A) the Notes, other than any Notes that are Transferred to (x) the Custodial Agent in accordance with Section 6.02 upon the Exchange of Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS pursuant to Sections 5.13(a)(i), (b) and (c) of the Trust Agreement from time to time, (y) the Remarketing Agent or the Custody Account in accordance with Section 8.02(b) upon a Successful Remarketing or (z) the Property Trustee in accordance with Section 2.04 and (B) any Qualifying Treasury Securities and security entitlements thereto delivered from time to time upon the exchange of Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS pursuant to Sections 5.13(a)(i), (b) and (c) of the Trust Agreement and in accordance with Section 6.02;
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     (2) all Qualifying Treasury Securities and security entitlements thereto purchased by the Collateral Agent with the Proceeds of Qualifying Treasury Securities pursuant to Section 6.05;
     (3) the U.S. Bank Deposit pursuant to Section 6.06;
     (4) all Proceeds of any of the foregoing (whether such Proceeds arise before or after the commencement of any proceeding under any applicable bankruptcy, insolvency or other similar law, by or against the Trust, as pledgor or with respect to the pledgor); and
     (5) all powers and rights now owned or hereafter acquired under or with respect to the Collateral.
          “Collateral Account” means the securities account of USBNA, as Collateral Agent, maintained by the Securities Intermediary and designated “U.S. Bank National Association, as Collateral Agent of U.S. Bancorp, as pledgee of USB Capital IX, acting through Wilmington Trust Company, as Property Trustee.”
          “Collateral Agent” means the Person named as the “Collateral Agent” in the first paragraph of this Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Collateral Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.
          “Company” means the Person named as the “Company” in the first paragraph of this Agreement until a successor shall have become such pursuant to the applicable provisions of the Stock Purchase Contract Agreement, and thereafter “Company” shall mean such successor.
          “Custodial Agent” means the Person named as the “Custodial Agent” in the first paragraph of this Agreement until a successor Custodial Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Custodial Agent” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.
          “Custody Account” means the securities account of USBNA, as Custodial Agent, designated “U.S. Bank National Association, as Custodial Agent for USB Capital IX.”
          “Custody Notes” has the meaning specified in Section 4.01.
          “Exchange” means an exchange of Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS pursuant to Section 5.13(b) of the Trust Agreement and Section 6.02 or an exchange of Stripped ITS and Capital ITS for Normal ITS and Qualifying Treasury Securities pursuant to Section 5.13(d) of the Trust Agreement and Section 6.03.
          “Final Dealer” has the meaning specified in Section 6.05(a).
          “Indemnities” has the meaning specified in Section 10.08(b).
          “Like Amount” means with respect to a distribution of Notes to a Third-Party Agent (as such term is defined in the Trust Agreement) in connection with a retirement of the Subject Normal ITS
Collateral Agreement

pursuant to Section 4.9 of the Trust Agreement, Notes having an aggregate principal amount equal to the Liquidation Amount (as such term is defined in the Trust Agreement) of the applicable Subject Normal ITS.
          “Loss” (and collectively, “Losses”) has the meaning specified in Section 10.08(b).
          “Market Disruption Event” means (i) a general moratorium on commercial banking activities in New York declared by the relevant authorities or (ii) any material disruption of the U.S. government securities market or U.S. federal funds-transfer systems, written notification of which shall have been given to the Collateral Agent by any of the Administrative Trustees.
          “Notes” means the Remarketable Junior Subordinated Notes due 2042 of the Company issued pursuant to the Indenture.
          “Notice of Contingent Disposition Election” means a Notice of Contingent Disposition Election substantially in the form set forth on the reverse side of the form of Capital ITS Certificate, a copy of which is attached hereto as Exhibit C.
          “Notice of Contingent Exchange Election” means a Notice of Contingent Exchange Election substantially in the form set forth on the reverse side of the form of Normal ITS Certificate, a copy of which is attached hereto as Exhibit A.
          “Obligations” means all obligations and liabilities of the Trust and the Property Trustee on behalf of the Trust under each Stock Purchase Contract, the Stock Purchase Contract Agreement and this Agreement or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest (including, without limitation, interest accruing before and after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Property Trustee or the Trust, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Company or the Collateral Agent or the Securities Intermediary that are required to be paid by the Trust pursuant to the terms of any of the foregoing agreements).
          “Permitted Investments” means any one of the following, in each case maturing on the Business Day following the date of acquisition:
     (1) any evidence of indebtedness with an original maturity of 365 days or less issued, or directly and fully guaranteed or insured, by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support of the timely payment thereof or such indebtedness constitutes a general obligation of it);
     (2) deposits, certificates of deposit or acceptances with an original maturity of 365 days or less of any institution which is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500 million at the time of deposit (and which may include the Collateral Agent);
     (3) investments with an original maturity of 365 days or less of any Person that are fully and unconditionally guaranteed by a bank referred to in clause (2);
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     (4) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any agency thereof and backed as to timely payment by the full faith and credit of the United States of America;
     (5) investments in commercial paper, other than commercial paper issued by the Company or its Affiliates, of any corporation incorporated under the laws of the United States of America or any State thereof, which commercial paper has a rating at the time of purchase at least equal to “A-1” by Standard & Poor’s Ratings Services (“S&P”) or at least equal to “P-1” by Moody’s Investors Service, Inc. (“Moody’s”); and
     (6) investments in money market funds (including, but not limited to, money market funds managed by the Collateral Agent or an Affiliate of the Collateral Agent) registered under the Investment Company Act of 1940, as amended, rated in the highest applicable rating category by S&P or Moody’s.
          “Pledge” means the lien and security interest created by this Agreement.
          “Pledged Notes” means each Note deposited with the Collateral Agent pursuant to Section 6.01 or delivered to the Collateral Agent pursuant to Section 6.03, until such time as it is (i) released from the Pledge and delivered to the Custodial Agent pursuant to Section 6.02 or to the Remarketing Agent or the Custody Account pursuant to Section 8.02(b) or (ii) released from the Pledge, assigned (as applicable) and transferred or delivered to the Property Trustee on behalf of the Trust as provided in Section 2.04.
          “Pledged Treasury Securities” means Qualifying Treasury Securities from time to time credited to the Collateral Account pursuant to Section 6.02 and not then released from the Pledge pursuant to Section 6.03, together with all Qualifying Treasury Securities purchased from time to time by the Collateral Agent with the Proceeds of maturing Pledged Treasury Securities pursuant to Section 6.05.
          “Preferred Stock” has the meaning specified in the Recitals of this Agreement.
          “Proceeds” has the meaning ascribed thereto in Section 9-102(a)(64) of the UCC and includes, without limitation, all interest, dividends, Cash, instruments, securities, financial assets and other property received, receivable or otherwise distributed upon the sale (including, without limitation, the Remarketing), exchange, collection or disposition of any financial assets from time to time held in the Collateral Account.
          “Property Trustee” means the Person named as the “Property Trustee” in the first paragraph of this Agreement until a successor Property Trustee shall have become such pursuant to the applicable provisions of the Trust Agreement, and thereafter “Property Trustee” shall mean such Person or any subsequent successor who is appointed pursuant to the Trust Agreement.
          “Purchase Price” has the meaning specified in the Recitals of this Agreement.
          “Recombination Notice and Request” means a Recombination Notice and Request substantially in the form set forth on the reverse side of the forms of Stripped ITS Certificate and Capital ITS Certificate, copies of which are attached hereto as Exhibits B and C respectively.
Collateral Agreement

          “Reference Dealer” means each of the U.S. government securities dealers listed on Schedule I hereto (including any successor thereto) and any other U.S. government securities dealers designated by the Collateral Agent (it being understood that the Collateral Agent may, but shall not be obligated, to designate any one or more such other U.S. government securities dealers); provided that if at any time fewer than three of the entities named on Schedule I are active U.S. government securities dealers and approved counterparties of USBNA, any of the Administrative Trustees may designate an additional U.S. government securities dealer as a Reference Dealer.
          “Retirement Date” has the meaning specified in Section 4.9 of the Trust Agreement.
          “Retirement Notice” has the meaning specified in Section 4.9 of the Trust Agreement.
          “Remarketing” has the meaning specified in the Indenture.
          “Roll Date” means, with respect to any Additional Distribution Date, the latest date prior to such Additional Distribution Date that is a maturity date of Qualifying Treasury Securities held in the Collateral Account.
          “Securities Intermediary” means the Person named as the “Securities Intermediary” in the first paragraph of this Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Securities Intermediary” shall mean such Person or any subsequent successor who is appointed pursuant to this Agreement.
          “Securities Registrar” means the Person named as the “Securities Registrar” in the first paragraph of this Agreement until a successor Securities Registrar shall have been appointed by the Company pursuant to the applicable provisions of the Trust Agreement, and thereafter “Securities Registrar” shall mean such Person or any subsequent successor who is appointed pursuant to the Trust Agreement by the Company.
          “Stock Purchase Contract” has the meaning specified in the Recitals of this Agreement.
          “Stock Purchase Contract Agreement” has the meaning specified in the Recitals of this Agreement.
          “Stripping Notice and Request” means a Stripping Notice and Request substantially in the form set forth on the reverse side of the form of Normal ITS Certificate, a copy of which is attached hereto as Exhibit A.
          “Subject Normal ITS” has the meaning set forth in Section 4.9 of the Trust Agreement.
          “Successful” has the meaning specified in the Indenture.
          “Termination Event” has the meaning specified in the Stock Purchase Contract Agreement.
          “Third Party Agent” has the meaning specified in Section 4.9 of the Trust Agreement.
          “Trade Date” means, with respect to each Roll Date, the Business Day immediately preceding such Roll Date.
Collateral Agreement

          “Trades” means the Treasury/Reserve Automated Debt Entry System maintained by the Federal Reserve Bank of New York pursuant to the Trades Regulations.
          “Trades Regulations” means the regulations of the United States Department of the Treasury, published at 31 C.F.R. Part 357, as amended from time to time. Unless otherwise defined herein, all terms defined in the Trades Regulations are used herein as therein defined.
          “Transfer” means (i) in the case of certificated securities in registered form, delivery as provided in Section 8-301(a) of the UCC, endorsed to the transferee or in blank by an effective endorsement, (ii) in the case of Qualifying Treasury Securities, registration of the transferee as the owner of such Qualifying Treasury Securities on Trades and (iii) in the case of security entitlements, including, without limitation, security entitlements with respect to Qualifying Treasury Securities, a securities intermediary indicating by book entry that such security entitlement has been credited to the transferee’s securities account.
          “Trust” has the meaning specified in the first paragraph of this Agreement.
          “Trust Agreement” means the Amended and Restated Trust Agreement, dated as of March 17, 2006, among the Company, as Depositor, the Property Trustee, the Delaware Trustee and the Administrative Trustees (each as named therein), and the several Holders (as defined therein), as amended by Amendment No. 1 thereto, dated as of [ • ], 2010, as the same may be further amended, modified or supplemented from time to time.
          “UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time.
          “U.S. Bank Deposit” has the meaning specified in the Stock Purchase Contract Agreement.
          “USBNA” has the meaning specified in the first paragraph of this Agreement.
          “Value” means, with respect to any item of Collateral on any date, as to (1) Cash, the face amount thereof, (2) Notes, the aggregate principal amount thereof and (3) Qualifying Treasury Securities, the aggregate principal amount thereof.
ARTICLE II
Pledge
     Section 2.01 Pledge.
          The Trust (acting through the Property Trustee) hereby pledges and grants to the Collateral Agent, as agent of and for the benefit of the Company, a continuing first priority security interest in and to, and a lien upon and right of set-off against, all of such Person’s right, title and interest in and to the Collateral to secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.
Collateral Agreement

     Section 2.02 Control.
          The Collateral Agent shall have control of the Collateral Account pursuant to the provisions of Article III.
     Section 2.03 Termination.
          This Agreement and the Pledge created hereby shall terminate upon the satisfaction of the Obligations. Upon receipt by the Collateral Agent from the Company of notice of such termination, the Collateral Agent shall, except as otherwise provided herein, Transfer and instruct the Securities Intermediary to Transfer the Collateral to or upon the order of the Property Trustee, free and clear of the Pledge created hereby.
     Section 2.04 Release for Subject Normal ITS.
          In connection with the retirement of any Subject Normal ITS pursuant to Section 4.9 of the Trust Agreement, the Company shall provide to the Collateral Agent, not less than two Business Days prior to the applicable Retirement Date (unless a shorter period shall be acceptable to the Collateral Agent), a copy of the Retirement Notice submitted by the Company to the Property Trustee and the Securities Registrar in respect of such Subject Normal ITS. Upon receipt by the Collateral Agent on the Retirement Date of written confirmation from the Securities Registrar as to its receipt of the Subject Normal ITS pursuant to such Retirement Notice, the Collateral Agent shall (i) release Pledged Notes of a Like Amount with respect to such Subject Normal ITS from the Pledge, and (ii) Transfer Pledged Notes to the Property Trustee on behalf of the Trust for distribution by the Property Trustee to the Third Party Agent, all as contemplated in Section 4.9 of the Trust Agreement.
ARTICLE III
Control
     Section 3.01 Establishment of Collateral Account.
          The Securities Intermediary hereby confirms that:
     (a) the Securities Intermediary has established the Collateral Account;
     (b) the Collateral Account is a securities account;
     (c) subject to the terms of this Agreement, the Securities Intermediary shall identify in its records the Collateral Agent as the entitlement holder entitled to exercise the rights that comprise any financial asset credited to the Collateral Account;
     (d) all property delivered to the Securities Intermediary pursuant to this Agreement or the Stock Purchase Contract Agreement, including any Permitted Investments purchased by the Securities Intermediary from the Proceeds of any Collateral, will be credited promptly to the Collateral Account; and
     (e) all securities or other property underlying any financial assets credited to the Collateral Account shall be (i) registered in the name of the Property Trustee and indorsed to the Securities
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Intermediary or in blank, (ii) registered in the name of the Securities Intermediary or the Collateral Agent or (iii) credited to another securities account maintained in the name of the Securities Intermediary. In no case will any financial asset credited to the Collateral Account be registered in the name of the Property Trustee or specially indorsed to the Property Trustee unless such financial asset has been further indorsed to the Securities Intermediary or in blank.
     Section 3.02 Treatment as Financial Assets.
          Each item of property (whether investment property, financial asset, security, instrument or Cash) credited to the Collateral Account shall be treated as a financial asset.
     Section 3.03 Sole Control by Collateral Agent.
          Except as provided in Section 8.01, at all times prior to the termination of the Pledge, the Collateral Agent shall have sole control of the Collateral Account, and the Securities Intermediary shall take instructions and directions with respect to the Collateral Account solely from the Collateral Agent. If at any time the Securities Intermediary shall receive an entitlement order issued by the Collateral Agent and relating to the Collateral Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Property Trustee or any other Person. Except with respect to any Pledged Notes that are released from the Pledge as provided in Section 2.04, or as otherwise permitted under this Agreement, until termination of the Pledge, the Securities Intermediary will not comply with any entitlement orders issued by the Property Trustee.
          The Trust hereby irrevocably constitutes and appoints the Collateral Agent and the Company, with full power of substitution, as the Trust’s attorney-in-fact to take on behalf of, and in the name, place and stead of the Trust and the Holders, any action necessary or desirable to perfect and to keep perfected the security interest in the Collateral referred to in Section 2.01. The grant of such power-of-attorney shall not be deemed to require of the Collateral Agent any specific duties or obligations not otherwise expressly assumed by the Collateral Agent hereunder. Notwithstanding the foregoing, in no event shall the Collateral Agent or Securities Intermediary be responsible for the preparation or filing of any financing or continuation statements in the appropriate jurisdictions or responsible for maintenance or perfection of any security interest hereunder.
     Section 3.04 Securities Intermediary’s Location.
          The Collateral Account, and the rights and obligations of the Securities Intermediary, the Collateral Agent and the Property Trustee with respect thereto, shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction.
     Section 3.05 No Other Claims.
          Except for the claims and interest of the Collateral Agent and of the Trust in the Collateral Account, the Securities Intermediary (without having conducted any investigation) does not know of any claim to, or interest in, the Collateral Account or in any financial asset credited thereto. If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Property Trustee.
Collateral Agreement

     Section 3.06 Investment and Release.
          All Proceeds of financial assets from time to time deposited in the Collateral Account shall be invested and reinvested as provided in this Agreement. At no time prior to termination of the Pledge with respect to any particular property shall such property be released from the Collateral Account except in accordance with this Agreement or upon written instructions of the Collateral Agent.
     Section 3.07 No Other Agreements.
          The Securities Intermediary has not entered into, and prior to the termination of the Pledge will not enter into, any agreement with any other Person relating to the Collateral Account or any financial assets credited thereto, including, without limitation, any agreement to comply with entitlement orders of any Person other than the Collateral Agent.
     Section 3.08 Powers Coupled with an Interest.
          The rights and powers granted in this Article III to the Collateral Agent have been granted in order to perfect its security interests in the Collateral Account, are powers coupled with an interest and will be affected neither by the bankruptcy of the Property Trustee or the Trust nor by the lapse of time. The obligations of the Securities Intermediary under this Article III shall continue in effect until the termination of the Pledge with respect to any and all Collateral.
     Section 3.09 Waiver of Lien; Waiver of Set-off.
          The Securities Intermediary waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Collateral Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Collateral Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any person other than the Company.
ARTICLE IV
Custody
     Section 4.01 Appointment.
          The Trust hereby appoints the Custodial Agent as Custodial Agent of the Trust to hold all of the Notes that are property of the Trust, other than the Pledged Notes and Pledge Notes that have been released from the Pledge and Transferred to the Property Trustee for distribution by the Property Trustee to the Third-Party Agent in accordance with Section 2.04 hereof (collectively, the “Custody Notes”), for the benefit of the Trust and for the purposes set forth herein, and the Custodial Agent hereby accepts such appointment under the terms and conditions set forth herein.
     Section 4.02 Custody.
          The Custodial Agent will hold the Custody Notes in the Custody Account. For the avoidance of doubt, the Custodial Agent shall segregate on its books and records the assets of the Trust from assets held by the Custodial Agent for other customers (including the Collateral) or for the Custodial Agent itself. The Custodial Agent shall only have the obligations expressly set forth herein and shall
Collateral Agreement

have no responsibility for monitoring compliance with the Trust Agreement, the Stock Purchase Contract Agreement or any other agreement in connection therewith. The Custodial Agent shall accept the Transfer of Notes from the Collateral Agent from time to time pursuant to Section 6.02, deliver Notes to the Collateral Agent from time to time pursuant to Section 6.03 and deliver Notes to the Remarketing Agent on the Remarketing Settlement Date pursuant to Section 8.03.
     Section 4.03 Termination of Custody Account.
          Upon receipt by the Custodial Agent from the Company of notice of termination of this Agreement pursuant to Section 2.03, the Custodial Agent shall deliver the Custody Notes to the Property Trustee.
     Section 4.04 Waiver of Lien; Waiver of Set-off.
          The Custodial Agent waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Custody Account, any financial asset credited thereto or any security entitlement in respect thereof. Neither the financial assets credited to the Custody Account nor the security entitlements in respect thereof will be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Trust.
ARTICLE V
Distributions on Collateral and
Custody Notes
     Section 5.01 Interest on Notes.
     (a) The Collateral Agent shall transfer all interest received from time to time by the Collateral Agent on account of the Pledged Notes to the Paying Agent.
     (b) The Custodial Agent shall transfer all interest received from time to time by the Custodial Agent on account of the Custody Notes to the Paying Agent.
     Section 5.02 Payments Following Termination Event.
          Following a Termination Event, written notice of which the Collateral Agent or the Custodial Agent, as the case may be, shall have received from the Company, the Property Trustee or any of the Administrative Trustees,
     (a) the Collateral Agent shall cause the Securities Intermediary to Transfer (i) the Pledged Notes, (ii) the Pledged Treasury Securities and (iii) any Permitted Investments, including in each case any and all payments of principal or interest it receives in respect thereof, to the Property Trustee or its designee, free and clear of the Pledge created hereby; and
     (b) the Custodial Agent shall Transfer the Custody Notes and any and all payments of principal or interest it receives in respect thereof to the Property Trustee or its designee.
Collateral Agreement

     Section 5.03 Payments Prior to or on Stock Purchase Date.
     (a) Except as provided in Section 5.03(c) and Section 6.05, if the Collateral Agent or the Custodial Agent, as the case may be, shall not have received from the Company, the Property Trustee or any of the Administrative Trustees notice of any Termination Event, all payments of principal received by the Collateral Agent or the Securities Intermediary in respect of (i) the Pledged Notes and (ii) the Pledged Treasury Securities shall be held until the Stock Purchase Date and an amount thereof equal to the Purchase Price under the Stock Purchase Contracts shall be transferred to the Company on the Stock Purchase Date as provided in Section 2.2 of the Stock Purchase Contract Agreement in satisfaction of the Trust’s obligation to pay such Purchase Price. Any balance remaining in the Collateral Account shall be released from the Pledge and Transferred to the Paying Agent, free and clear of the Pledge created thereby. The Company shall instruct the Collateral Agent in writing as to the Permitted Investments in which any payments received under this Section 5.03(a) (which, for purpose of confirmation, includes the excess Proceeds received under Section 6.05(b)) shall be invested; provided that if the Company fails to deliver such instructions by 10:30 A.M. (New York City time) on the day such payments are received by the Collateral Agent, the Collateral Agent shall invest such payments in the Permitted Investments as described in clause (6) of the definition of Permitted Investments. The Collateral Agent shall have no liability in respect of losses incurred as a result of the failure of the Company to provide timely written investment direction. The Collateral Agent may conclusively rely on any written direction and shall bear no liability for any loss or other damage based on acting or omitting to act under this Section 5.03 (which, for purpose of confirmation, includes acting or omitting to act under Section 6.05(b) in respect of excess Proceeds referred to therein) pursuant to any direction of the Company or any investment in Permitted Investments as described in clause (6) of the definition of Permitted Investments as provided herein and neither the Collateral Agent nor the Securities Intermediary shall in any way be liable for the selection of Permitted Investments or by reason of any insufficiency in the Collateral Account resulting from any loss on any Permitted Investment included therein.
     (b) All payments of principal received by the Custodial Agent in respect of the Custody Notes shall be transferred to the Paying Agent.
     (c) All payments of principal received by the Collateral Agent or the Securities Intermediary in respect of (1) the Pledged Notes and (2) the Pledged Treasury Securities or security entitlements thereto, that, in each case, have been released from the Pledge pursuant hereto (other than Pledged Notes that upon such release shall have become Custody Notes in accordance with Section 6.03) shall be transferred to or in accordance with the written instructions of the Paying Agent.
     Section 5.04 Payments to Property Trustee.
          The Securities Intermediary and the Custodial Agent shall use commercially reasonable efforts to deliver payments to the Paying Agent or the Property Trustee as provided hereunder to the following account established by the Paying Agent or the Property Trustee, for credit to U.S. Bank National Association, ABA#091000022, A/C#180121167365, for further credit to 793126000, Ref: USB Capital IX, Attn: Beverly A. Freeney, not later than 12:00 P.M. (New York City time) on the Business Day it receives such payment; provided that if such payment is required to be made on a day that is not a Business Day or after 11:00 A.M. (New York City time) on a Business Day, then it shall use commercially reasonable efforts to deliver such payment to the Paying Agent or the Property Trustee no later than 10:30 A.M. (New York City time) on the next succeeding Business Day.
Collateral Agreement

     Section 5.05 Assets Not Properly Released.
          If the Paying Agent or the Property Trustee shall receive any principal payments on account of financial assets credited to the Collateral Account and not released therefrom in accordance with this Agreement, the Paying Agent or the Property Trustee shall hold the same as trustee of an express trust for the benefit of the Company and, upon receipt of an Officers’ Certificate of the Company so directing, promptly deliver the same to the Securities Intermediary for credit to the Collateral Account or to the Company for application to the Obligations, and the Paying Agent or the Property Trustee shall acquire no right, title or interest in any such payments of principal amounts so received. Neither the Paying Agent nor the Property Trustee shall have any liability under this Section 5.05 unless and until it has been notified in writing that such payment was delivered to it erroneously and nor shall it have any liability for any action taken, suffered or omitted to be taken prior to its receipt of such notice.
ARTICLE VI
Initial Deposit; Exchange of Normal ITS and
Qualifying Treasury Securities for Stripped ITS and Capital ITS; Reinvestment of
Proceeds of Pledged Treasury Securities
     Section 6.01 Initial Deposit of Notes.
     (a) Prior to or concurrently with the execution and delivery of the Original Collateral Agreement, the Property Trustee Transfered to the Securities Intermediary, for credit to the Collateral Account, Notes having an aggregate principal amount of $1,251,000,000.
     (b) The Collateral Agent shall, at any time or from time to time, at the written request of the Company, cause any or all securities or other property underlying any financial assets credited to the Collateral Account to be registered in the name of the Securities Intermediary, the Collateral Agent or their respective nominees; provided that unless any Event of Default (as defined in the Trust Agreement) shall have occurred and be continuing, and in respect of which the Collateral Agent shall have received written notice from the Property Trustee or the Administrative Trustees, the Collateral Agent agrees not to cause any Notes to be so re-registered.
     Section 6.02 Exchange of Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS.
     (a) On each occasion on which a Holder of Normal ITS exercises its rights pursuant to Sections 5.13(a)(i), (b) and (c) of the Trust Agreement to exchange Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS by, during any Exchange Period:
     (i) depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the principal amount of $1,000 for each Normal ITS being Exchanged;
     (ii) Transferring the Normal ITS being Exchanged to the Securities Registrar; and
     (iii) delivering a duly executed and completed Stripping Notice and Request to the Securities Registrar and Collateral Agent (x) stating that the Holder has deposited the appropriate Qualifying Treasury Securities with the Collateral Agent for deposit in the Collateral Account, (y)
Collateral Agreement

stating that the Holder is Transferring the related Normal ITS to the Securities Registrar in connection with an Exchange of such Normal ITS and Qualifying Treasury Securities for a Like Amount of Stripped ITS and Capital ITS, and (z) requesting the delivery to the Holder of such Stripped ITS and Capital ITS, the Collateral Agent shall, upon the deposit and Transfer pursuant to clauses (i) and (ii) and receipt of the notice and request referred to in clause (iii), (w) be deemed to accept the Qualifying Treasury Securities deposited pursuant to clause (i) as Collateral subject to the Pledge, (x) release Pledged Notes of a Like Amount from the Pledge, (y) Transfer such Pledged Notes to the Custodial Account free and clear of the Company’s security interest therein, and (z) confirm to the Property Trustee in writing that such release and Transfer has occurred. The Custodial Agent shall continue to hold such Notes as Custody Notes pursuant to Article IV.
     (b) The Securities Registrar, pursuant to the procedures provided for in Section 5.11 of the Trust Agreement dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Normal ITS Transferred pursuant to Section 6.02(a) and deliver a Like Amount of Stripped ITS and Capital ITS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Class.
     (c) The substitution of Qualifying Treasury Securities, or security entitlements thereto, for financial assets held in the Collateral Account pursuant to this Section 6.02, shall not constitute a novation of the security interest created hereby.
     Section 6.03 Exchange of Stripped ITS and Capital ITS for Normal ITS and Qualifying Treasury Securities.
     (a) On each occasion on which a Holder of Stripped ITS and Capital ITS exercises its rights pursuant to Sections 5.13(d) of the Trust Agreement to exchange Stripped ITS and Capital ITS for Normal ITS and Qualifying Treasury Securities by, during any Exchange Period, Transferring the Stripped ITS and the Capital ITS being Exchanged to the Securities Registrar and delivering a duly executed and completed Recombination Notice and Request to the Securities Registrar and Collateral Agent (x) stating that the Holder is Transferring the related Stripped ITS and Capital ITS to the Securities Registrar in connection with the Exchange of such Stripped ITS and Capital ITS for a Like Amount of each of Normal ITS and Pledged Treasury Securities, (y) requesting the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to the Liquidation Amount of each of the Stripped ITS and Capital ITS being exchanged, and (z) requesting the Securities Registrar to deliver to the Holder Normal ITS of a Like Amount.
     (b) Upon the Transfer pursuant to Section 6.03(a) and receipt of the notice and request referred to in Section 6.03(a):
     (i) the Custodial Agent will Transfer a Like Amount of Notes from the Custody Account to the Collateral Account in substitution for such Pledged Treasury Securities;
     (ii) the Collateral Agent will be deemed to accept the Notes Transferred by the Custodial Agent pursuant to clause (i) as Collateral subject to the Pledge;
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     (iii) the Collateral Agent will release Pledged Treasury Securities of a Like Amount from the Pledge and deliver such Qualifying Treasury Securities to the Holder free and clear of the Company’s security interest therein, and confirm in writing to the Property Trustee that such release and Transfer has occurred; and
     (iv) the Securities Registrar, pursuant to the procedures provided for in Section 5.11 of the Trust Agreement dealing with increasing and decreasing the number of Trust Preferred Securities evidenced by Book-Entry Trust Preferred Securities Certificates, shall cancel the number of Stripped ITS and Capital ITS delivered pursuant to Section 6.03(a) and deliver a Like Amount of Normal ITS to the Holder, all by making appropriate notations on the Book-Entry Trust Preferred Securities Certificates of the appropriate Class.
     (c) The substitution of Notes for financial assets held in the Collateral Account pursuant to this Section 6.03, shall not constitute a novation of the security interest created hereby.
     Section 6.04 Termination Event.
     (a) Upon receipt by the Collateral Agent of written notice from the Company, the Property Trustee or any of the Administrative Trustees of the Trust that a Termination Event has occurred, the Collateral Agent shall release all Collateral from the Pledge and shall promptly instruct the Securities Intermediary to Transfer:
     (i) any Pledged Notes;
     (ii) the Proceeds of the U.S. Bank Deposit; and
     (iii) any Pledged Treasury Securities,
          to the Property Trustee, free and clear of the Pledge created hereby.
     (b) If such Termination Event shall result from the Company’s becoming a debtor under the Bankruptcy Code, and if the Collateral Agent shall for any reason fail promptly to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the U.S. Bank Deposit and Proceeds of any of the foregoing, as the case may be, as provided by this Section 6.04, the Property Trustee or any of the Administrative Trustees shall:
     (i) use its best efforts to obtain an opinion of a nationally recognized law firm to the effect that, notwithstanding the Company being the debtor in such a bankruptcy case, the Collateral Agent will not be prohibited from releasing or Transferring the Collateral as provided in this Section 6.04 and shall deliver or cause to be delivered such opinion to the Collateral Agent within ten calendar days after the occurrence of such Termination Event, and if (A) the Property Trustee or any of the Administrative Trustees shall be unable to obtain such opinion within ten calendar days after the occurrence of such Termination Event or (B) the Collateral Agent shall continue, after delivery of such opinion, to refuse to effectuate the release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the U.S. Bank Deposit and Proceeds of any of the foregoing, as the case may be, as provided in this Section 6.04, then the Property Trustee shall within fifteen calendar days after the occurrence of such Termination Event commence an action or proceeding in the court having jurisdiction of the Company’s case under the Bankruptcy Code seeking an order requiring the Collateral Agent to effectuate the
Collateral Agreement

release and Transfer of all Pledged Notes, Pledged Treasury Securities, Permitted Investments, the U.S. Bank Deposit and Proceeds of any of the foregoing, or as the case may be, as provided by this Section 6.04; or
     (ii) commence an action or proceeding like that described in Section 6.04(b)(i) hereof within ten days after the occurrence of such Termination Event.
     Section 6.05 Reinvestment of Proceeds of Pledged Treasury Securities.
     (a) At or about 11:00 A.M., New York City time, on each Trade Date, the Collateral Agent shall select at least three Reference Dealers (including at least three Reference Dealers named on Schedule I hereto or named by any of the Administrative Trustees as replacements therefor who are approved counterparties of USBNA) and request each of them to provide a commitment (which may be oral if promptly confirmed in writing by facsimile or e-mail), satisfactory in form to the Collateral Agent, to the effect that if selected as the Final Dealer, such Reference Dealer shall sell to the Collateral Agent, for delivery against payment on the immediately succeeding Roll Date, an aggregate principal amount of the U.S. treasury security that is the Qualifying Treasury Security on such Roll Date equal to the aggregate principal amount of Qualifying Treasury Securities held in the Collateral Account on such Trade Date. If the Collateral Agent shall have received at least two firm offers, it shall select the lowest offer and the Reference Dealer providing the lowest offer shall be the “Final Dealer”; provided that if two or more Reference Dealers have provided identical lowest offers, the Collateral Agent shall select any of these Reference Dealers as the Final Dealer in its absolute discretion. The Final Dealer shall be obligated to sell to the Collateral Agent, for Cash on the Roll Date, the aggregate principal amount of the U.S. treasury security specified in such offer. If the Collateral Agent determines that (i) a Market Disruption Event has occurred or (ii) fewer than two Reference Dealers have provided firm offers in a timely manner meeting the foregoing requirements, the steps contemplated above shall be taken on each succeeding Business Day on which the Collateral Agent determines that no Market Disruption Event has occurred until at least two Reference Dealers have provided such offers, except that the Collateral Agent shall request offers from the Reference Dealers for same day settlement. The Collateral Agent shall use reasonable care in administering the foregoing procedures and shall have no liability in connection therewith to the Trust, the Property Trustee, the Company or any other Person in the absence of gross negligence or willful misconduct. All determinations regarding whether a Market Disruption Event has occurred shall be made by the Collateral Agent in its sole discretion.
     (b) On each Roll Date (or, if no Final Dealer shall have been selected on the Trade Date, on the date that the Final Dealer is selected), the Collateral Agent shall instruct the Securities Intermediary to apply the Proceeds of the U.S. treasury securities held in the Collateral Account to the purchase price of the Qualifying Treasury Securities, which shall be deposited in the Collateral Account, and to apply the excess of such Proceeds over the purchase price of the Qualifying Treasury Securities to purchase Permitted Investments for deposit in the Collateral Account.
     (c) On each Additional Distribution Date, if the Qualifying Treasury Securities shall have been purchased and deposited in the Collateral Account, the Collateral Agent shall liquidate the Permitted Investments in the Collateral Account and direct the Securities Intermediary to pay the Proceeds to the Payment Account.
Collateral Agreement

     Section 6.06 Application of Proceeds in Settlement of Stock Purchase Contracts.
     (a) The Trust (acting through the Property Trustee) agrees to pay the purchase price under the Stock Purchase Contracts on the Stock Purchase Date from the Proceeds of the Qualifying Treasury Securities held in the Collateral Account and the U.S. Bank Deposit (or in the circumstances set forth in the Stock Purchase Contract Agreement, by assignment thereof). Without receiving any further instruction from the Property Trustee, the Collateral Agent shall, in settlement of such Stock Purchase Contracts on the Stock Purchase Date, (i) instruct the Securities Intermediary to remit Proceeds of the Qualifying Treasury Securities to the Company and (ii) instruct U.S. Bank National Association to pay the Proceeds of the U.S. Bank Deposit to the Company in an amount equal to the excess of the Purchase Price over the amount of the Proceeds of the Qualifying Treasury Securities.
     (b) In the event of a Failed Remarketing, the Collateral Agent, for the benefit of the Company, will, at the written instruction of the Company, deliver or dispose of the Pledged Notes in accordance with the Company’s written instructions to satisfy in full, from any such disposition or retention, the obligations of the Trust to pay the purchase price for the shares of Preferred Stock to be issued under the Stock Purchase Contracts to the extent not paid from the Proceeds of the Qualifying Treasury Securities held in the Collateral Account.
     (c) Thereafter, the Collateral Agent shall promptly remit the Proceeds of the Qualifying Treasury Securities held in the Collateral Account in excess of the aggregate purchase price for the shares of Preferred Stock to be issued under such Stock Purchase Contracts to the Property Trustee.
ARTICLE VII
Voting Rights –– Notes
     Section 7.01 Voting Rights.
          The Property Trustee on behalf of the Trust may, subject to the Trust Agreement, exercise, or refrain from exercising, any and all voting and other consensual rights pertaining to the Notes or any part thereof for any purpose not inconsistent with the terms of this Agreement and in accordance with the terms of the Stock Purchase Contract Agreement; provided, however, that the Property Trustee shall not exercise or shall not refrain from exercising such right with respect to any Notes, if, in the reasonable judgment of the Property Trustee, such action would impair or otherwise have a material adverse effect on the value of all or any of the Notes; and provided, further, that the Property Trustee shall give the Company, the Collateral Agent and the Custodial Agent, at least five Business Days’ prior written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right. Upon receipt of any notices and other communications in respect of any Notes, including notice of any meeting at which holders of the Notes are entitled to vote or solicitation of consents, waivers or proxies of holders of the Notes, the Collateral Agent and the Custodial Agent shall use reasonable efforts to send promptly to the Property Trustee such notice or communication, and as soon as reasonably practicable after receipt of a written request therefor from the Property Trustee, execute and deliver to the Property Trustee such proxies and other instruments in respect of such Notes (in form and substance satisfactory to the Collateral Agent or the Custodial Agent, as the case may be) as are prepared by the Company and delivered to the Property Trustee with respect to the Notes.
Collateral Agreement

ARTICLE VIII
Rights and Remedies
     Section 8.01 Rights and Remedies of the Collateral Agent.
     (a) In addition to the rights and remedies specified in Section 6.04 or otherwise available at law or in equity, after an event of default (as specified in Section 8.01(b)) hereunder, the Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and the Trades Regulations and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted. Without limiting the generality of the foregoing, such remedies may include, to the extent permitted by applicable law, (1) retention of the Pledged Notes or the Pledged Treasury Securities in full satisfaction of the Trust’s or the Property Trustee’s obligations under the Stock Purchase Contracts and the Stock Purchase Contract Agreement or (2) sale of the Pledged Notes or the Pledged Treasury Securities in one or more public or private sales as permitted by applicable law.
     (b) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, in the event the Company is unable to make payments from amounts transferred or transferable to the Company on account of the principal payments of any Pledged Treasury Securities as provided in Article V, in satisfaction of the Obligations of the Trust under the Stock Purchase Contracts, the inability to make such payments shall constitute an event of default hereunder and the Collateral Agent shall have and may exercise, with reference to such Pledged Treasury Securities any and all of the rights and remedies available to a secured party under the UCC and the Trades Regulations after default by a debtor, and as otherwise granted herein or under any other law.
     (c) Without limiting any rights or powers otherwise granted by this Agreement to the Collateral Agent, the Collateral Agent is hereby irrevocably authorized to receive and collect all payments of (i) the principal amount of, and any interest on, the Pledged Notes and (ii) the principal amount of, and any interest on, the Pledged Treasury Securities, subject, in each case, to the provisions of Article V, and as otherwise granted herein.
     (d) The Property Trustee agrees that, from time to time, upon the written request of the Company or the Collateral Agent (acting upon the request of the Company), the Property Trustee shall execute and deliver such further documents and do such other acts and things as the Company or the Collateral Agent (acting upon the request of the Company) may reasonably request in order to maintain the Pledge, and the perfection and priority thereof, and to confirm the rights of the Collateral Agent hereunder; provided that, in no event shall the Property Trustee be responsible for the preparation (other than execution upon the request of the Company) or filing of any financing or continuation statements. In the absence of bad faith, the Property Trustee shall have no liability to the Company or the Collateral Agent (acting upon the request of the Company) for executing any documents or taking any such acts requested by the Company or the Collateral Agent (acting upon the request of the Company) hereunder.
     Section 8.02 Remarketing; Contingent Exchange Elections by Holder of Normal ITS.
     (a) In the event a Holder of Normal ITS exercises its rights pursuant to Sections 5.14(a)(i), (b) and (e) of the Trust Agreement to contingently exchange Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS in connection with any Remarketing by,
Collateral Agreement

     (i) during the period that commences with the Collateral Agent’s and the Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding a Remarketing Date and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding such Remarketing Date, Transferring the Normal ITS that are the subject of such Contingent Exchange Election to the Securities Registrar, accompanied by a duly executed and completed Notice of Contingent Exchange Election; and
     (ii) not later than 3:00 P.M., New York City time, on the second Business Day immediately preceding the Remarketing Date, depositing with the Collateral Agent the treasury security that is the Qualifying Treasury Security on the date of deposit, in the amount of $1,000 for each Normal ITS that is subject to the Contingent Exchange Election, the Collateral Agent shall, upon the Transfer and receipt of the duly executed and completed Notice of Contingent Exchange Election pursuant to clause (i) and the deposit referred to in clause (ii), notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding each Remarketing Date of the aggregate principal amount of Pledged Notes with respect to which elections have been validly made pursuant to this Section 8.02(a).
     (b) Upon the receipt of notice from the Remarketing Agent that the Remarketing has been Successful, on the Remarketing Settlement Date,
     (i) the Collateral Agent shall (A) instruct the Securities Intermediary to release from the Pledge and deliver to the Remarketing Agent the Pledged Notes for which no election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, against delivery by the Remarketing Agent of Qualifying Treasury Securities purchased with the net Proceeds of the sale of such Pledged Notes in the Remarketing for deposit in the Collateral Account, (B) instruct the Securities Intermediary to release from the Pledge and (C) Transfer to the Custody Account the Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), free and clear of the Company’s security interest therein, upon delivery by the Collateral Agent to the Securities Intermediary for deposit into the Collateral Account the Qualifying Treasury Securities to be deposited in connection with such elections, and confirm to the Property Trustee in writing that such instructions have been delivered;
     (ii) the Securities Intermediary will (A) release the Pledged Notes from the Pledge, Transfer such Pledged Notes, free and clear of the Pledge, (x) to the Remarketing Agent in the case of Pledged Notes for which no election has been validly made pursuant to Section 8.02(a) and (y) to the Custody Account in the case of Pledged Notes for which an election has been validly made pursuant to Section 8.02(a), (B) deposit in the Collateral Account as Pledged Treasury Securities the Qualifying Treasury Securities deposited with the Collateral Agent pursuant to Section 8.02(a) or delivered by the Remarketing Agent and (C) confirm to the Property Trustee in writing that such release, Transfer and deposit have occurred;
     (iii) the Custodial Agent shall hold such Notes delivered to it pursuant to clause (ii)(y) of this Section 8.02(b) in the Custody Account; and
     (iv) the Securities Registrar shall cancel the number of Normal ITS Transferred pursuant to Section 8.02(a) and deliver a Like Amount of Capital ITS and Stripped ITS to the Holder in accordance with the procedures provided for in Section 5.14 of the Trust Agreement.
Collateral Agreement

     (c) Upon the receipt of notice from the Remarketing Agent that the Remarketing has not been Successful:
     (i) as soon as reasonably practicable after the Remarketing, the Collateral Agent will deliver back to such Holder the Qualifying Treasury Securities delivered by such Holder to the Collateral Agent pursuant to Section 8.02(a); and
     (ii) the Securities Registrar will disregard the delivery by such Holder of Normal ITS pursuant to Section 8.02(a), with the consequence that such Holder shall be deemed to continue to hold such Normal ITS.
     (d) The substitution of Qualifying Treasury Securities, or security entitlements thereto, for financial assets held in the Collateral Account pursuant to this Section 8.02, shall not constitute a novation of the security interest created hereby.
     Section 8.03 Contingent Disposition Election by Holder of Capital ITS.
     (a) In the event a Holder of Capital ITS exercises its rights pursuant to Sections 5.14(a)(ii), (b), (f) and (g) of the Trust Agreement to contingently dispose of Capital ITS in connection with any Remarketing by, during the period that commences with the Custodial Agent’s and Securities Registrar’s opening of normal business hours on the tenth Business Day immediately preceding a Remarketing Date and ending at 3:00 P.M., New York City time, on the second Business Day immediately preceding such Remarketing Date, Transferring the Capital ITS that are the subject of such Contingent Disposition Election to the Securities Registrar and delivering a duly completed Notice of Contingent Disposition Election to the Securities Registrar and Custodial Agent, the Custodial Agent shall, upon such Transfer and receipt of such notice, notify the Remarketing Agent not later than 11:00 A.M., New York City time, on the Business Day immediately preceding each Remarketing Date of the aggregate principal amount of Custody Notes with respect to which elections have been validly made pursuant to this Section 8.03(a).
     (b) If the Custodial Agent is notified by the Remarketing Agent that the related Remarketing is Successful:
     (i) the Securities Registrar shall cancel the number of Capital ITS Transferred pursuant to Section 8.03(a) in accordance with the procedures provided for in Section 5.11 of the Trust Agreement;
     (ii) the Custodial Agent shall deliver Custody Notes in the aggregate principal amount with respect to which elections have been validly made pursuant to Section 8.03(a) to the Remarketing Agent on the Remarketing Settlement Date; and
     (iii) on or promptly after the Remarketing Settlement Date, the Custodial Agent will pay to the Property Trustee the net Proceeds of the Custody Notes received from the Remarketing Agent.
     (c) If the Custodial Agent is notified by the Property Trustee or the Remarketing Agent that the related Remarketing is not Successful, the Securities Registrar will disregard the delivery by such Holder of Capital ITS pursuant to Section 8.03(a), with the consequence that such Holder shall continue to hold such Capital ITS.
Collateral Agreement

     (d) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar, the Property Trustee, the Company or the Remarketing Agent shall be obligated in any case to provide funds to make payment upon tender of Notes for Remarketing.
ARTICLE IX
Representations and Warranties; Covenants
     Section 9.01 Representations and Warranties.
          The Property Trustee on behalf of the Trust hereby represents and warrants to the Collateral Agent that:
     (a) the Property Trustee on behalf of the Trust has the power to grant a security interest in and lien on the Collateral; and
     (b) the Property Trustee on behalf of the Trust is the sole beneficial owner of the Collateral and, in the case of Collateral delivered in physical form, is the sole holder of such Collateral and is the sole beneficial owner of, or has the right to Transfer, the Collateral it Transfers to the Collateral Agent for credit to the Collateral Account, free and clear of any security interest, lien, encumbrance, call, liability to pay money or other restriction other than the security interest and lien granted under Article II hereof.
     Section 9.02 Covenants.
          The Property Trustee on behalf of the Trust hereby covenants to the Collateral Agent that for so long as the Collateral remains subject to the Pledge:
     (a) it will not create or purport to create or allow to subsist any mortgage, charge, lien, pledge or any other security interest whatsoever over the Collateral or any part of it other than pursuant to this Agreement; and
     (b) it will not sell or otherwise dispose (or attempt to dispose) of the Collateral or any part of it except in accordance with the terms of this Agreement.
ARTICLE X
The Collateral Agent, The Custodial Agent, The Securities Intermediary
and The Securities Registrar
          It is hereby agreed as follows:
     Section 10.01 Appointment, Powers and Immunities.
          The Collateral Agent and the Securities Intermediary shall act as agents for the Company hereunder with such powers as are specifically vested in the Collateral Agent or the Securities Intermediary, as the case may be, by the terms of this Agreement and the Collateral Agent and the Securities Intermediary owe no duties, fiduciary or otherwise, to any other Person except as provided by applicable law. The Custodial Agent and the Securities Registrar shall act as agents for the Property Trustee hereunder with such powers as are specifically vested in the Custodial Agent or the Securities
Collateral Agreement

Registrar, as the case may be, by the terms of this Agreement and, in the case of the Securities Registrar, the Trust Agreement and the Custodial Agent and the Securities Registrar owe no duties, fiduciary or otherwise, to any other Person except as provided by applicable law. The Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar shall:
     (a) have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar, nor shall the Collateral Agent, the Custodial Agent, the Securities Intermediary and the Securities Registrar be bound by the provisions of any agreement by any party hereto beyond the specific terms hereof;
     (b) not be responsible for any recitals contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by it under, this Agreement, the Trust Preferred Securities or the Stock Purchase Contract Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement (other than as against the Collateral Agent, the Custodial Agent or the Securities Registrar, as the case may be), the Trust Preferred Securities, any Collateral or the Stock Purchase Contract Agreement or any other document referred to or provided for herein or therein or for any failure by the Company or any other Person (except the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be) to perform any of its obligations thereunder or hereunder or for the validity, perfection, enforceability, priority or, except as expressly required hereby, maintenance of any security interest created hereunder;
     (c) not be required to initiate or conduct any litigation or collection efforts or proceedings hereunder (except pursuant to directions furnished under Section 10.02, subject to Section 10.08);
     (d) not be responsible for the exercise of any of the rights and remedies (at the direction of the Property Trustee or the Holders of the ITS, or otherwise) upon a default or event of default under the indenture;
     (e) not be responsible for any action taken, suffered or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith or therewith, except for its own gross negligence or willful misconduct; and
     (f) not be required to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.
          Subject to the foregoing, during the term of this Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar shall take all reasonable action in connection with the safekeeping and preservation of the Collateral and the Custody Notes hereunder as determined by industry standards.
          No provision of this Agreement shall require the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. In no event shall the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar be liable for any amount in excess of the Value of the Collateral and the Custody Notes.
Collateral Agreement

     Section 10.02 Instructions of the Company.
          The Company shall have the right, by one or more written instruments executed and delivered to the Collateral Agent, to direct the time, method and place of conducting any proceeding for the realization of any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or to direct the taking or refraining from taking of any action authorized by this Agreement; provided that (i) such direction shall not conflict with the provisions of any law or of this Agreement or involve the Collateral Agent in personal liability and (ii) the Collateral Agent shall be indemnified as provided herein. Nothing contained in this Section 10.02 shall impair the right of the Collateral Agent in its discretion to take any action or omit to take any action which it deems proper and which is not inconsistent with such direction. None of the Collateral Agent, the Custodial Agent or the Securities Registrar has any obligation or responsibility for determining the necessity of filing or to file or monitor the filing of UCC financing statements or other UCC statements.
     Section 10.03 Reliance by Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar.
          Each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to rely conclusively upon any certification, order, judgment, opinion, notice or other written or telephonic communication (including, without limitation, any thereof by e-mail or similar electronic means, telecopy, telex or facsimile) believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons (without being required to determine the correctness of any fact stated therein). Each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may consult with legal counsel or other experts of its selection and the advice, opinions and statements of such legal counsel and other experts and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. As to any matters not expressly provided for by this Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall in all cases be fully protected in acting, suffering, or in refraining from acting, hereunder in accordance with instructions given by the Company or the Property Trustee in accordance with this Agreement. In the event any instructions are given (other than in writing at the time of the execution of the Agreement), whether in writing, by telecopier or otherwise, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar are authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule II hereto, and the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may rely upon the confirmations of anyone purporting to be the Person or Persons so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar.
          It is understood that the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Property Trustee to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may apply any of the deposited funds for any payment order it executes using any such identifying number, even where its use may result in a Person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank, or an intermediary bank, designated by the Company or the Property Trustee; provided that
Collateral Agreement

payment is made and confirmed to the account as specified by the Company or the Property Trustee, as the case may be.
     Section 10.04 Certain Rights.
     (a) Whenever in the administration of the provisions of this Agreement the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, be deemed to be conclusively proved and established by a certificate signed by one of the Company’s officers, and delivered to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar and such certificate, in the absence of bad faith on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, shall be full warrant to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar for any action taken, suffered or omitted by any of them under the provisions of this Agreement in reliance thereon.
     (b) The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document.
     (c) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God, earthquakes, fires, floods, terrorism, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communication services, accidents, labor disputes, acts of civil or military authority and governmental action.
     (d) The Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar may request that the Company and the Property Trustee each deliver an Officers’ Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers’ Certificate may be signed by any person authorized to sign an Officers’ Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.
     (e) The permissive right of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar to take or refrain from taking any actions enumerated in this Agreement shall not be construed as a duty;
     (f) None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be liable for any error of judgment made in good faith, unless it shall have been grossly negligent in ascertaining the pertinent facts.
     (g) The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall have no liability whatsoever for the action or inaction of any Clearing Agency or any book-entry system thereof. In no event shall any Clearing Agency or any book-entry system thereof be
Collateral Agreement

deemed an agent or subcustodian of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar. Unless and until Definitive Trust Preferred Securities Certificates have been issued to Owners pursuant to Section 5.15 of the Trust Agreement, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the receipt or transfer of any funds hereunder) as the Holder of the Trust Preferred Securities, shall have no obligation to the Owners and the rights of the Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreement between such Owners and the Trust or the Clearing Agency Participants. The provisions of Sections 5.6 and 5.11 of the Trust Agreement are hereby made applicable to the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar, mutatis mutandis, as if they were the Securities Registrar as referred to therein.
     (h) The Securities Registrar shall also have all of the rights, privileges, protections, immunities and benefits given to the Securities Registrar under the Trust Agreement, including its right to be indemnified. In the event of any conflict between any of the provisions of the Trust Agreement and this Agreement with respect to any of such rights, privileges, protections, immunities and benefits, the provisions of this Agreement shall govern and control and supersede such other provisions.
     Section 10.05 Merger, Conversion, Consolidation or Succession to Business.
          Any Person into which the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be the successor of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
     Section 10.06 Rights in Other Capacities.
          The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar and their Affiliates may (without having to account therefor to the Company) accept deposits from, lend money to, make their investments in and generally engage in any kind of banking, trust or other business with the Trust, any other Person interested herein and any Holder of Trust Preferred Securities (and any of their respective subsidiaries or Affiliates) as if it were not acting as the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be, and the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and their Affiliates may accept fees and other consideration from the Trust, any other Person interested herein and any Holder of Trust Preferred Securities without having to account for the same to the Company; provided that each of the Securities Registrar, the Securities Intermediary, the Custodial Agent and the Collateral Agent covenants and agrees with the Company that it shall not accept, receive or permit there to be created in favor of itself and shall take no affirmative action to permit there to be created in favor of any other Person, any security interest, lien or other encumbrance of any kind in or upon the Collateral other than the lien created by the Pledge.
Collateral Agreement

     Section 10.07 Non-reliance on Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar.
          None of the Securities Registrar, the Securities Intermediary, the Custodial Agent or the Collateral Agent shall be required to keep itself informed as to the performance or observance by the Trust or any Holder of Trust Preferred Securities of this Agreement, the Stock Purchase Contract Agreement, the Trust Preferred Securities or any other document referred to or provided for herein or therein or in connection herewith or therewith or to inspect the properties or books of the Trust or any Holder of Trust Preferred Securities. None of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall have any duty or responsibility to provide the Company or the Property Trustee with any credit or other information concerning the affairs, financial condition or business of the Trust or the Company or any Holder of Trust Preferred Securities (or any of their respective Affiliates) that may come into the possession of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar or any of their respective Affiliates.
     Section 10.08 Compensation and Indemnity.
          The Company agrees to:
     (a) pay the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar from time to time such compensation as shall be agreed in writing between the Company and the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, as the case may be, for all services rendered by them hereunder;
     (b) indemnify and hold harmless the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and each of their respective directors, officers, agents and employees (collectively, the “Indemnitees”), from and against any and all claims, liabilities, losses, damages, fines, penalties and expenses (including reasonable fees and expenses of counsel) and taxes (other than those based upon, determined by or measured by the income of the Collateral Agent, the Custodial Agent and the Securities Registrar) (collectively, “Losses” and individually, a “Loss”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for or in respect of the Collateral Agent’s, the Securities Intermediary’s, the Custodial Agent’s and the Securities Registrar’s (i) execution and delivery of this Agreement and (ii) following any instructions or other directions upon which either the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar is entitled to rely pursuant to the terms of this Agreement; and
     (c) in addition to and not in limitation of clause (b) immediately above, indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by or asserted against, the Indemnitees or any of them in connection with or arising out of the Collateral Agent’s, the Securities Intermediary’s, the Custodial Agent’s or the Securities Registrar’s acceptance or performance of its powers and duties under this Agreement, provided that any Indemnitee with respect to the specific Loss against which indemnification is sought under this clause (c) has not acted with gross negligence or engaged in willful misconduct.
          The provisions of this Section 10.08 and Section 12.07 shall survive the resignation or removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar and the termination of this Agreement.
Collateral Agreement

     Section 10.09 Failure to Act.
          In the event of (i) uncertainty on the part of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar as to the application of any provision in this Agreement or any other agreement relating to the transaction contemplated hereby or (ii) any ambiguity in the provisions of this Agreement or any dispute between or conflicting claims by or among the parties hereto or any other Person with respect to any funds or property deposited hereunder, such Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar in the case of (i) or each of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in the case of (ii) shall be entitled, at its sole option and after prompt written notice to the Company and the Trust, to refrain from taking any action in respect of such uncertainty or ambiguous provision or to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall not be or become liable in any way to any of the parties hereto for its so refraining or refusal to comply with such conflicting claims, demands or instructions. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall be entitled to refuse to act until either:
     (a) such ambiguous provisions or conflicting or adverse claims or demands, as the case may be, shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar; or
     (b) the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall have received security or an indemnity satisfactory to it sufficient to save it harmless from and against any and all loss, liability or reasonable out-of-pocket expense which it may incur by reason of its acting.
          The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may in addition elect to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar may deem necessary. Notwithstanding anything contained herein to the contrary, none of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be required to take any action that it reasonably believes to be contrary to law or to the terms of this Agreement, or which it reasonably believes would subject it or any of its officers, employees or directors to liability.
     Section 10.10 Resignation of Collateral Agent, the Securities Intermediary, the Custodial Agent and Securities Registrar.
          Subject to the appointment and acceptance of a successor Collateral Agent, Securities Intermediary, Custodial Agent and Securities Registrar as provided below:
     (i) the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may resign at any time by giving notice thereof to the Company and the Property Trustee;
     (ii) the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be removed at any time by the Company; and
Collateral Agreement

     (iii) if the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar fails to perform any of its material obligations hereunder in any material respect for a period of not less than 20 days after receiving written notice of such failure by the Property Trustee and such failure shall be continuing, the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar may be removed by the Property Trustee or the Administrative Trustees;
provided that any Person at any time acting as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar may not resign or be removed in any one of those capacities without the consent of each party to this Collateral Agreement unless it resigns or is removed in all such capacities in which it is then acting. The Property Trustee shall promptly notify the Company of any removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar pursuant to clause (iii) of this Section 10.10. Upon any such resignation or removal, the Company shall have the right to appoint a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, which shall not be an Affiliate of the Trust. If no successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Collateral Agent’s, Securities Intermediary’s, Custodial Agent’s or Securities Registrar’s giving of notice of resignation or the Company’s or the Property Trustee’s giving notice of such removal, then the retiring or removed Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar may petition any court of competent jurisdiction, at the expense of the Company, for the appointment of a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar. The Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar shall each be a bank or a national banking association which has an office (or an agency office) in New York City with a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar hereunder by a successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, such successor Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, and the retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, as the case may be, shall take all appropriate action, subject to payment of any amounts then due and payable to it hereunder, to transfer any money and property held by it hereunder (including the Collateral) to such successor. The retiring Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar shall, upon such succession, be discharged from its duties and obligations as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar hereunder. After any retiring Collateral Agent’s, Securities Intermediary’s, Custodial Agent’s or Securities Registrar’s resignation or removal hereunder as Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar. Any resignation or removal of the Collateral Agent, Custodial Agent or Securities Registrar hereunder, at a time when such Person is acting as the Collateral Agent, Securities Intermediary, Custodial Agent or Securities Registrar, shall be deemed for all purposes of this Agreement as the simultaneous resignation or removal of the Collateral Agent, Securities Registrar or Custodial Agent, as the case may be.
Collateral Agreement

     Section 10.11 Right to Appoint Agent or Advisor.
          The Collateral Agent shall have the right to appoint agents or advisors in connection with any of its duties hereunder, and the Collateral Agent shall not be liable for any action taken, suffered or omitted by, or in reliance upon the advice of, such agents or advisors selected in good faith. The appointment of agents (which, for the purpose of this sentence, excludes legal counsel) pursuant to this Section 10.11 shall be subject to prior written consent of the Company, which consent shall not be unreasonably withheld.
     Section 10.12 Survival.
          The provisions of this Article X and Section 12.06 shall survive termination of this Agreement and the resignation or removal of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar.
     Section 10.13 Exculpation.
          Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar or their officers, directors, employees or agents be liable under this Agreement for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, whether or not the likelihood of such loss or damage was known to the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar, or any of them and regardless of the form of action.
     Section 10.14 Statements and Confirmations.
          The Securities Intermediary will, as soon as reasonably practicable after receipt of same, send copies of all statements, confirmations and other correspondence concerning the Collateral Account and any financial assets credited thereto simultaneously to each of the Property Trustee and the Collateral Agent at their addresses for notices under this Agreement. The Custodial Agent will, as soon as reasonably practicable after receipt of same, send copies of all statements, confirmations and other correspondence concerning the Custody Account and any financial assets credited thereto to the Property Trustee at its address for notices under this Agreement.
     Section 10.15 Tax Allocations.
          The Administrative Trustees shall report all items of income, gain, expense and loss recognized in the Collateral Account and the Custody Account, to the extent such reporting is required by law, to the Internal Revenue Service authorities in the manner required by law. None of the Securities Intermediary, the Collateral Agent, the Custodial Agent, the Securities Registrar or the Property Trustee shall have any tax reporting duties hereunder.
Collateral Agreement

ARTICLE XI
Amendment
     Section 11.01 Amendment.
          The Company, when duly authorized by resolution of its Board of Directors, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee on behalf of the Trust, at any time and from time to time, may amend this Agreement by a written instrument, in form satisfactory to the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee, as provided under Section 6.1(c) of the Trust Agreement. Notwithstanding the foregoing, any amendment to the forms of ITS certificates attached as exhibits hereto shall be effective upon written notice thereof from the Company without the consent of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar setting forth the revised form or forms and confirming that such revised form or forms have been duly adopted in accordance with the Trust Agreement; provided that no such amendment that adversely affects the rights, duties or immunities of the Collateral Agent, the Securities Intermediary, the Custodial Agent or the Securities Registrar shall be effective against such adversely affected party without its consent.
     Section 11.02 Execution of Amendments.
          In executing any amendment permitted by this Article XI, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee shall be entitled to receive and (subject to Section 8.3 of the Trust Agreement with respect to the Property Trustee) shall be fully authorized and protected in relying upon, an Opinion of Counsel and an Officers’ Certificate of the Company to the effect that all of the requirements of Section 6.1(c) of the Trust Agreement in respect of such amendment have been met and/or satisfied. The Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Property Trustee may, but shall not be obligated to, enter into any such amendment which affects their own respective rights, duties or immunities under this Agreement or otherwise.
ARTICLE XII
Miscellaneous
     Section 12.01 No Waiver.
          No failure on the part of the Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar or any of their respective agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate a waiver thereof; nor shall any single or partial exercise by the Company, the Securities Intermediary, the Collateral Agent, the Custodial Agent, the Securities Registrar or any of their respective agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
Collateral Agreement

     Section 12.02 Governing Law; Submission to Jurisdiction; Waiver of Trial by Jury.
          This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Trust hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York (in each case sitting in New York County) for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Company, the Collateral Agent, the Securities Intermediary, the Custodial Agent, the Securities Registrar and the Trust irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     Section 12.03 Notices.
          All notices, requests, consents and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
     Section 12.04 Successors and Assigns.
          This Agreement shall be binding upon and inure to the benefit of the respective successors of the Company, the Collateral Agent, the Custodial Agent, the Securities Intermediary, the Securities Registrar and the Trust.
          Nothing in this Agreement, express or implied, shall give any Person, other than the parties hereto and their permitted successors, any benefit or any legal or equitable right, remedy or claim under this Agreement.
     Section 12.05 Severability.
          If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to give effect to the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
Collateral Agreement

     Section 12.06 Expenses, Etc.
          The Company agrees to reimburse the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar for:
     (a) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar), in connection with (i) the negotiation, preparation, execution and delivery or performance of this Agreement and (ii) any modification, supplement or waiver of any of the terms of this Agreement;
     (b) all reasonable costs and expenses of the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar (including, without limitation, the reasonable fees and expenses of counsel) in connection with (i) any enforcement or proceedings resulting or incurred in connection with causing the Trust or the Property Trustee to satisfy its obligations under the Stock Purchase Contracts or the Stock Purchase Contract Agreement and (ii) the enforcement of this Section 12.06;
     (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein and all costs, expenses, taxes, assessments and, subject to Section 10.01(b) and the last sentence of Section 10.01, other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated hereby;
     (d) all reasonable fees and expenses of any agent or advisor appointed by the Collateral Agent and (except in the case of legal counsel) consented to by the Company under Section 10.11; and
     (e) any other out-of-pocket costs and expenses reasonably incurred by the Collateral Agent, the Securities Intermediary, the Custodial Agent and the Securities Registrar in connection with the performance of their duties hereunder.
     Section 12.07 Security Interest Absolute.
          All rights of the Collateral Agent and security interests hereunder, and all obligations of the Trust from time to time hereunder, shall be absolute and unconditional irrespective of:
     (a) any lack of validity or enforceability of any provision of the Stock Purchase Contracts or any other agreement or instrument relating thereto;
     (b) any change in the time, manner or place of payment of, or any other term of, or any increase in the amount of, all or any of the Obligations under the Stock Purchase Contracts, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Stock Purchase Contract Agreement or any Stock Purchase Contract or any other agreement or instrument relating thereto; or
     (c) any other circumstance which might otherwise constitute a defense available to, or discharge of, a borrower, a guarantor or a pledgor.
Collateral Agreement

     Section 12.08 Notice of Termination Event.
          Upon the occurrence of a Termination Event, the Company shall deliver written notice to the Property Trustee, the Collateral Agent, the Custodial Agent and the Securities Registrar. Upon the written request of the Collateral Agent or the Securities Registrar, the Company shall inform such party whether or not a Termination Event has occurred.
     Section 12.09 Incorporation by Reference.
          In connection with its execution and performance hereunder the Property Trustee is entitled to all rights, privileges, protections, immunities, benefits and indemnities provided to it under the Trust Agreement.
     Section 12.10 No Recourse.
          It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Property Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, warranties, covenants, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.
     Section 12.11 Amendment and Restatement.
          This Agreement is an amendment and restatement of the Original Collateral Agreement and does not constitute, and is not intended by the parties to be, a novation of the Original Collateral Agreement. Without limiting the foregoing, the Pledge previously granted and effected pursuant to the Original Collateral Agreement remains and shall continue in full force and effect on and after the date hereof with the priority in effect as established in the Original Collateral Agreement. Except as expressly amended hereby, the Original Collateral Agreement shall remain and continue in full force and effect in accordance with its terms.
* * * *
          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
Collateral Agreement

          In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

	U.S. Bancorp	USB Capital IX

		By:	Wilmington Trust Company, not in its individual capacity but solely as Property Trustee
By:	/s/

Name:
Title:

			By:	/s/

Name:
Title:

	Address for Notices:	Address for Notices:

	U.S. Bancorp	Wilmington Trust Company,
	800 Nicollet Mall	as Property Trustee of
	Minneapolis, Minnesota 55402	USB Capital IX
	Attention: Treasury Department	Rodney Square North
	Facsimile: (612) 303-1338	1100 North Market Street
Wilmington, Delaware 19890-1600
Attention: Corporate Trust Administration
Facsimile: (302) 636-4140

U.S. Bank National Association,
as Collateral Agent, Securities
Intermediary, Custodial Agent and
Securities Registrar

By:	/s/

Name:
Title:

Address for Notices:
100 Wall Street, 16th Floor
New York, New York 10005
Attention:
Facsimile: (212) 509-3384
Collateral Agreement

Exhibit A
FORM OF NORMAL ITS CERTIFICATE
     {For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Normal ITS:
CUSIP No.
USB Capital IX
Normal ITS
          This Normal ITS Certificate certifies that {                    } is the registered Holder of the number of Normal ITS set forth above {for inclusion in Global Certificates only - or such other number of Normal ITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Normal ITS represents a beneficial interest in USB Capital IX (the “Trust”), having a Liquidation Amount of $1,000. The Normal ITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Normal ITS are set forth in, and this certificate and the Normal ITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Trust Agreement of the Trust, dated as of March 17, 2006, as the same may be amended and restated from time to time (the “Trust Agreement”), including the designation of the terms of the Normal ITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Depositor and Wilmington Trust Company, as Guarantee Trustee, dated as of March 17, 2006 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein.
Collateral Agreement

          Section 5.13(b) of the Trust Agreement provides for the procedures pursuant to which Holders of Normal ITS may exchange Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS and Section 5.14(d) of the Trust Agreement provides for the procedures pursuant to which Holders of Normal ITS may elect to exchange Normal ITS and Qualifying Treasury Securities for Stripped ITS and Capital ITS in the event a Remarketing is Successful. The forms of Stripping Notice and Request and Notice of Contingent Exchange Election required to be delivered in connection therewith are printed on the reverse hereof.
          A copy of each of the Trust Agreement and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.
          Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereof.
          IN WITNESS WHEREOF, the Trust acting through one of its Administrative Trustees has executed this Normal ITS Certificate.

USB CAPITAL IX, acting through one of its Administrative Trustees
By:
Name:

Date:
Collateral Agreement

ABBREVIATIONS
          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian	(cust)(minor) Under

Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common
          Additional abbreviations may also be used though not in the above list.
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Please insert Social Security or Taxpayer I.D.
or other Identifying Number of Assignee)
(Please print or type name and address including Postal Zip Code of Assignee)
the within Normal ITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                                         , to transfer said Normal ITS Certificates on the books of U.S. Bancorp, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Normal ITS Certificates in every particular, without alteration or enlargement or any change whatsoever.
Signature Guarantee:
Collateral Agreement

FORM OF STRIPPING NOTICE AND REQUEST
U.S. Bank National Association,
     as Collateral Agent and Securities Registrar
100 Wall Street, 16th Floor
New York, New York 10005
          Re: Normal ITS of USB Capital IX
          The undersigned Holder hereby notifies you pursuant to Section 5.13(b) of the Amended and Restated Trust Agreement, dated as of March 17, 2006 and as amended as of [ • ], 2010, of USB Capital IX (as the same may be further amended from time to time, the “Trust Agreement”), among U.S. Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.02 of the Collateral Agreement, that the Holder:
     (i) is depositing the appropriate Qualifying Treasury Securities with U.S. Bank National Association, as Collateral Agent, for deposit in the Collateral Account,
     (ii) is transferring the related Normal ITS to the Securities Registrar in connection with an Exchange of such Normal ITS and Qualifying Treasury Securities for a Like Amount of Stripped ITS and Capital ITS, and
     (iii) hereby requests the delivery to the Holder of such Stripped ITS and Capital ITS.
          All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address
Collateral Agreement

FORM OF NOTICE OF CONTINGENT EXCHANGE ELECTION
U.S. Bank National Association,
     as Collateral Agent and Securities Registrar
100 Wall Street, 16th Floor
New York, New York 10005
          Re: Normal ITS of USB Capital IX
          The undersigned Holder hereby notifies you pursuant to Section 5.14(d) of the Amended and Restated Trust Agreement, dated as of March 17, 2006 and as amended as of [ • ], 2010, of USB Capital IX (as the same may be further amended from time to time, the “Trust Agreement”), among U.S. Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.02 of the Collateral Agreement, that the Holder:
     (i) is depositing the appropriate Qualifying Treasury Securities with U.S. Bank National Association, as Collateral Agent, for deposit in the Collateral Account,
     (ii) is transferring the related Normal ITS to the Securities Registrar in connection with a Contingent Exchange Election of such Normal ITS and Qualifying Treasury Securities for a Like Amount of Stripped ITS and Capital ITS, and
     (iii) hereby requests the delivery to the Holder of such Stripped ITS and Capital ITS if the upcoming Remarketing is Successful, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded and the Collateral Agent shall return such Qualifying Treasury Securities to the Holder promptly after the Remarketing.
          All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address
Collateral Agreement

{TO BE ATTACHED TO GLOBAL CERTIFICATES}
SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE
The following increases or decreases in this Global Certificate have been made:

Amount of increase in	Amount of decrease in	Number of Normal ITS
Number of Normal ITS	Number of Normal ITS	evidenced by this Global	Signature of authorized
evidenced by this	evidenced by this Global	Certificate following such	signatory of Securities
Global Certificate	Certificate	decrease or increase	Registrar

Collateral Agreement

Exhibit B
FORM OF STRIPPED ITS CERTIFICATE
          {For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Stripped ITS:
CUSIP No.
USB Capital IX
Stripped ITS
          This Stripped ITS Certificate certifies that {                    } is the registered Holder of the number of Stripped ITS set forth above {for inclusion in Global Certificates only - or such other number of Stripped ITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Stripped ITS represents a beneficial interest in USB Capital IX (the “Trust”), having a Liquidation Amount of $1,000. The Stripped ITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Stripped ITS are set forth in, and this certificate and the Stripped ITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Trust Agreement of the Trust, dated as of March 17, 2006, as the same may be amended and restated from time to time (the “Trust Agreement”), including the designation of the terms of the Stripped ITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Depositor and Wilmington Trust Company, as Guarantee Trustee, dated as of March 17, 2006 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein.
Collateral Agreement

          Section 5.13(d) of the Trust Agreement provides for the procedures pursuant to which Holders of Capital ITS and Stripped ITS may exchange them for Normal ITS and Qualifying Treasury Securities. The form of Recombination Notice required to be delivered in connection therewith is printed on the reverse hereof.
          A copy of each of the Trust Agreement and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.
          Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereof.
          IN WITNESS WHEREOF, the Trust acting through one of its Administrative Trustees has executed this Stripped ITS Certificate.

USB CAPITAL IX, acting through one of its Administrative Trustees
By:
Name:

Date:

Collateral Agreement

ABBREVIATIONS
          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian	(cust)(minor) Under

Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Please insert Social Security or Taxpayer I.D.
or other Identifying Number of Assignee)
(Please print or type name and address including Postal Zip Code of Assignee)
the within Stripped ITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                     , to transfer said Stripped ITS Certificates on the books of U.S. Bancorp, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stripped ITS Certificates in every particular, without alteration or enlargement or any change whatsoever.
Signature Guarantee:
Collateral Agreement

FORM OF RECOMBINATION NOTICE AND REQUEST
U.S. Bank National Association,
     as Collateral Agent and Securities Registrar
100 Wall Street, 16th Floor
New York, New York 10005
          Re: Stripped ITS and Capital ITS of USB Capital IX
          The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Trust Agreement, dated as of March 17, 2006 and as amended as of [ • ], 2010, of USB Capital IX (as the same may be further amended from time to time, the “Trust Agreement”), among U.S. Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03 of the Collateral Agreement, that the Holder:
     (i) is transferring $                     Liquidation Amount of Stripped ITS and Capital ITS in connection with an Exchange of such Stripped ITS and Capital ITS for a Like Amount of Normal ITS and Qualifying Treasury Securities,
     (ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to such Liquidation Amount, and
     (iii) hereby requests the delivery to the Holder of such Normal ITS of a Like Amount.
          All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address
Collateral Agreement

{TO BE ATTACHED TO GLOBAL CERTIFICATES}
SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE
The following increases or decreases in this Global Certificate have been made:

Amount of increase in	Amount of decrease in	Number of Stripped ITS
Number of Stripped ITS	Number of Stripped ITS	evidenced by this Global	Signature of authorized
evidenced by this	evidenced by this Global	Certificate following such	signatory of Securities
Global Certificate	Certificate	decrease or increase	Registrar

Collateral Agreement

Exhibit C
FORM OF CAPITAL ITS CERTIFICATE
          {For inclusion in Global Certificates only – THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”) OR ITS NOMINEE. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.
          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.}

No.	Number of Capital ITS:
CUSIP No.
USB Capital IX
Capital ITS
          This Capital ITS Certificate certifies that {                    } is the registered Holder of the number of Capital ITS set forth above {for inclusion in Global Certificates only - or such other number of Capital ITS reflected in the Schedule of Increases and Decreases in the Global Certificate attached hereto}. Each Capital ITS represents a beneficial interest in USB Capital IX (the “Trust”), having a Liquidation Amount of $1,000. The Capital ITS are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital ITS are set forth in, and this certificate and the Capital ITS represented hereby are issued and shall in all respects be subject to the terms and provisions of the Amended and Restated Trust Agreement of the Trust, dated as of March 17, 2006, as the same may be amended and restated from time to time (the “Trust Agreement”), including the designation of the terms of the Capital ITS as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by the Depositor and Wilmington Trust Company, as Guarantee Trustee, dated as of March 17, 2006 (the “Guarantee Agreement”). All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein.
Collateral Agreement

          Section 5.13(d) of the Trust Agreement provides for the procedures pursuant to which Holders of Capital ITS and Stripped ITS may exchange them for Normal ITS and Qualifying Treasury Securities and Section 5.14(f) of the Trust Agreement provides for the procedures pursuant to which Holders of Capital ITS may elect to dispose of Capital ITS in the event a Remarketing is Successful. The forms of Recombination Notice and Request and Notice of Contingent Disposition Election required to be delivered in connection therewith are printed on the reverse hereof.
          A copy of each of the Trust Agreement and the Guarantee Agreement is available for inspection at the offices of the Property Trustee.
          Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereof.
          IN WITNESS WHEREOF, the Trust acting through one of its Administrative Trustees has executed this Capital ITS Certificate.

USB CAPITAL IX, acting through one of its Administrative Trustees
By:
Name:

Date:
Collateral Agreement

ABBREVIATIONS
          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:	as tenants in common

UNIF GIFT MIN ACT:	Custodian	(cust)(minor) Under

Uniform Gifts to Minors Act of

TENANT:	as tenants by the entireties

JT TEN:	as joint tenants with right of survivorship and not as tenants in common
          Additional abbreviations may also be used though not in the above list.
          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Please insert Social Security or Taxpayer I.D.
or other Identifying Number of Assignee)
(Please print or type name and address including Postal Zip Code of Assignee)
the within Capital ITS Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney                                         , to transfer said Capital ITS Certificates on the books of U.S. Bancorp, with full power of substitution in the premises.

Dated:	Signature
NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Capital ITS Certificates in every particular, without alteration or enlargement or any change whatsoever.
Collateral Agreement

FORM OF RECOMBINATION NOTICE AND REQUEST
U.S. Bank National Association
     as Collateral Agent and Securities Registrar
100 Wall Street, 16th Floor
New York, New York 10005
          Re: Stripped ITS and Capital ITS USB Capital IX
          The undersigned Holder hereby notifies you pursuant to Section 5.13(d) of the Amended and Restated Trust Agreement, dated as of March 17, 2006 and as amended as of [ • ], 2010, of USB Capital IX (as the same may be further amended from time to time, the “Trust Agreement”), among U.S. Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 6.03(a) of the Collateral Agreement that the Holder:
     (i) is transferring $                     Liquidation Amount of Stripped ITS and Capital ITS in connection with an Exchange of such Stripped ITS and Capital ITS for a Like Amount of Normal ITS and Qualifying Treasury Securities,
     (ii) hereby requests the Collateral Agent to release from the Pledge and deliver to the Holder Pledged Treasury Securities in a principal amount equal to such Liquidation Amount, and
     (iii) hereby requests the delivery to the Holder of such Normal ITS of a Like Amount.
          All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Exchange.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address
Collateral Agreement

FORM OF NOTICE OF CONTINGENT DISPOSITION ELECTION
U.S. Bank National Association
     as Collateral Agent and Securities Registrar
100 Wall Street, 16th Floor
New York, New York 10005
          Re: Normal ITS of USB Capital IX
          The undersigned Holder hereby notifies you pursuant to Section 5.14(f) of the Amended and Restated Trust Agreement, dated as of March 17, 2006 and as amended as of [ • ], 2010, of USB Capital IX (as the same may be further amended from time to time, the “Trust Agreement”), among U.S. Bancorp, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees (as named therein) and the several Holders of the Trust Securities, and Section 8.03 of the Collateral Agreement, that the Holder:
     (i) is transferring                      Capital ITS to the Securities Registrar, and
     (ii) hereby requests the payment to the Holder, if the upcoming Remarketing is Successful, of an amount in cash for each such Capital ITS equal to the proceeds of the sale of $1,000 principal amount of Notes, it being understood that if such Remarketing is not Successful, this Notice shall be disregarded.
          All capitalized terms used herein that are defined in the Trust Agreement have the meaning set forth therein. The undersigned Holder has paid all applicable fees and expenses relating to such Contingent Exchange Election.

Date:

Signature Guarantee:

Please print name and address of Registered Holder:

Name	Social Security or other Taxpayer Identification Number, if any

Address
Collateral Agreement

{TO BE ATTACHED TO GLOBAL CERTIFICATES}
SCHEDULE OF INCREASES AND DECREASES IN GLOBAL CERTIFICATE
The following increases or decreases in this Global Certificate have been made:

Amount of increase in	Amount of decrease in	Number of Capital ITS
Number of Capital ITS	Number of Capital ITS	evidenced by this Global	Signature of authorized
evidenced by this	evidenced by this Global	Certificate following such	signatory of Securities
Global Certificate	Certificate	decrease or increase	Registrar

Collateral Agreement

Schedule I
Reference Dealers
U.S. Bank National Association
Goldman Sachs & Co.
Citigroup
Collateral Agreement

Schedule II
Contact Persons for Confirmation

Name	Phone Number
Kenneth D. Nelson	(612) 303-4159
Collateral Agreement